Amended 1993 Executive Stock Based Incentive Plan


                                The Talbots, Inc.
         Amended and Restated 1993 Executive Stock Based Incentive Plan
                      (As Amended Through March 6, 2001)


                  1. Purpose. The purpose of the Amended and Restated 1993 Executive Stock Based Incentive Plan (the "Plan") is to advance the interests of The Talbots, Inc. (the "Company") and its shareholders by providing incentives to certain key employees of the Company and its affiliates and to certain other key individuals who perform services for these entities, including those who contribute significantly to the strategic and long-term performance objectives and growth of the Company and its affiliates.

                  2. Administration. The Plan shall be administered solely by the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of the Company, as such Committee is from time to time constituted, or any successor committee the Board may designate to administer the Plan; provided that if at any time Rule 16b-3 or any successor rule ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), so permits without adversely affecting the ability of the Plan to comply with the conditions for exemption from Section 16 of the Exchange Act (or any successor provision) provided by Rule 16b-3, the Committee may delegate the administration of the Plan in whole or in part, on such terms and conditions, and to such person or persons as it may determine in its discretion, as it relates to persons not subject to Section 16 of the Exchange Act (or any successor provision). The membership of the Committee or such successor committee shall be constituted so as to comply at all times with the applicable requirements of Rule 16b-3.

                  The Committee has all the powers vested in it by the terms of the Plan set forth herein, such powers to include exclusive authority (except as may be delegated as permitted herein) to select the key employees and other key individuals to be granted awards under the Plan ("Awards"), to determine the type, size and terms of the Award to be made to each individual selected, to modify the terms of any Award that has been granted, to determine the time when Awards will be granted, to establish performance objectives, to make any adjustments necessary or desirable as a result of the granting of Awards to eligible individuals located outside the United States and to prescribe the form of the instruments embodying Awards made under the Plan. The Committee is authorized to interpret the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan (including, but not limited to, vesting requirements, if any), and to make any other determinations which it deems necessary or desirable for the administration of the Plan. The Committee (or its delegate as permitted herein) may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee (or its delegate as permitted herein) in the interpretation and administration of the Plan, as described herein, shall be within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their members or any officer of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Committee with respect to Awards made or to be made to Plan participants. No member of the Committee and no officer of the Company shall be liable for anything done or omitted to be done by him, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for his own willful misconduct or as expressly provided by statute. Determinations to be made by the Committee under the Plan may be made by its delegates.

                  3. Participation. (a) Affiliates. If an Affiliate (as hereinafter defined) of the Company wishes to participate in the Plan and its participation shall have been approved by the Board upon the recommendation of the Committee, the board of directors or other governing body of the Affiliate shall adopt a resolution in form and substance satisfactory to the Committee authorizing participation by the Affiliate in the Plan with respect to its key employees or other key individuals performing services for it. As used herein, the term "Affiliate" means any entity in which the Company has a substantial direct or indirect equity interest, as determined by the Committee in its discretion.

                  An Affiliate participating in the Plan may cease to be a participating company at any time by action of the Board or by action of the board of directors or other governing body of such Affiliate, which latter action shall be effective not earlier than the date of delivery to the Secretary of the Company of a certified copy of a resolution of the Affiliate's board of directors or other governing body taking such action. If the participation in the Plan of an Affiliate shall terminate, such termination shall not relieve it of any obligations therefor incurred by it under the Plan, except as may be approved by the Committee.

                           (b) Participants.  Consistent with the purpose of the
Plan, the Committee shall have exclusive power (except as may be delegated as permitted herein) to select the key employees and other key individuals performing the services for the Company and its Affiliates who may participate in the Plan and be granted Awards under the Plan. Eligible individuals may be selected individually or by groups or categories, as determined by the Committee in its discretion. No non-employee director of the Company or any of its Affiliates shall be eligible to receive an Award under the Plan.

                  4. Awards under the Plan. (a) Types of Awards. Awards under the Plan may include, but need not be limited to, one or more of the following types, either alone or in any combination thereof: (i) "Stock Options," (ii) "Stock Appreciation Rights," (iii) "Restricted Stock," (iv) "Performance Grants" and (v) any other type of Award deemed by the Committee in its discretion to be consistent with the purposes of the Plan (including, but not limited to, Awards of or options or similar rights granted with respect to unbundled stock units or components thereof, and Awards to be made to participants who are foreign nationals or are employed or performing services outside the United States.) Stock Options, which include "Nonqualified Stock Options" and "Incentive Stock Options" or combinations thereof, are rights to purchase common shares of the Company having a par value of $0.01 per share and stock of any other class into which such shares may thereafter be changed (the "Common Shares"). Nonqualified Stock Options and Incentive Stock options are subject to the terms, conditions and restrictions specified in Paragraph 5. Stock Appreciation Rights are rights to receive (without payment to the Company) cash, Common Shares, other Company securities (which may include, but need not be limited to, unbundled stock units or components thereof, debentures, preferred stock, warrants, securities convertible into Common Shares or other property, and other types of securities including, but not limited to, those of the Company or an Affiliate, or any combination thereof ("Other Company Securities")) or property, or other forms of payment, or any combination thereof, as determined by the Committee, based on the increase in the value of the number of Common Shares specified in the Stock Appreciation Right. Stock Appreciation Rights are subject to the terms, conditions and restrictions specified in Paragraph 6. Shares of Restricted Stock are Common Shares which are issued subject to certain restrictions pursuant to Paragraph 7. Performance Grants are contingent awards subject to the terms, conditions and restrictions described in Paragraph 8, pursuant to which the participant may become entitled to receive cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee.

                           (b)  Maximum  Number of Shares  that Shall be Issued;
Award Limitation. There shall be issued under the Plan (as Restricted Stock, in payment of Performance Grants, pursuant to the exercise of Stock Options or Stock Appreciation Rights, or in payment of or pursuant to the exercise of such other Awards as the Committee, in its discretion, may determine) an aggregate of not more than 11,920,000 Common Shares (as adjusted, pursuant to Paragraph 15(a) hereof, for the Company's 2-for-1 stock split effective November 7, 2000) and Other Company Securities, all subject to such further adjustment as provided in Paragraph 15(a) hereof. For purposes of this Paragraph 4(b), Other Company Securities shall be counted against the maximum number of Common Shares as required by Rule 16b-3. Common Shares and, to the extent they constitute equity securities, Other Company Securities issued pursuant to the Plan may be either authorized but unissued shares, treasury shares, reacquired shares or any combination thereof. Unless prohibited by Rule 16b-3, any Common Shares or Other Company Securities subject to repurchase or forfeiture rights that are reacquired by the Company pursuant to such rights or any Common Shares or Other Company Securities previously counted against the maximum number of shares set forth above in respect of any Award that is canceled, terminated or expires unexercised in whole or in part will be available for issuance under new Awards. In addition, to the extent not prohibited by Rule 16b-3, any Common Shares or Other Company Securities withheld by or tendered to the Company in connection with the payment of the exercise price of an Award or the satisfaction of the tax withholding obligations upon the exercise or vesting of an Award will be available for issuance under new Awards. Effective for and with respect to any and all Stock Option grants under the Plan on and after January 1, 2000, no participant may be granted Stock Options covering in the aggregate more than 5 million Common Shares in a period of any three (3) consecutive calendar years, subject to adjustment in accordance with Paragraph 15(a) hereof.

                           (c) Rights  with  respect to Common  Shares and Other
Securities.

                           (i) Unless  otherwise  determined by the Committee in
                  its discretion, a participant to whom an Award of Restricted Stock has been made (and any person succeeding to such a participant's rights pursuant to the Plan) shall have, after issuance of a certificate for the number of Common Shares awarded and prior to the expiration of the Restricted Period or the earlier repurchase of such Common Shares as herein provided, ownership of such Common Shares, including the right to vote the same and to receive dividends or other distributions made or paid with respect to such Common Shares (provided that such Common Shares, and any new, additional or different shares, or Other Company Securities or property, or other forms of consideration which the participant may be entitled to receive with respect to such Common Shares as a result of a stock split, stock dividend or any other change in the corporation or capital structure of the Company, shall be subject to the restrictions hereinafter described as determined by the Committee in its discretion), subject, however, to the options, restrictions and limitations imposed thereon pursuant to the Plan. Notwithstanding the foregoing, a participant with whom an Award agreement is made to issue Common Shares in the future, shall have no rights as a shareholder with respect to Common Shares related to such agreement until issuance of a certificate to him.

                           (ii) Unless otherwise  determined by the Committee in
                  its discretion, a participant to whom a grant of Stock options, Stock Appreciation Rights, Performance Grants or any other Award is made (and any person succeeding to such a participant's rights pursuant to the Plan) shall have no rights as a shareholder with respect to any Common Shares or as a holder with respect to other securities, if any, issuable pursuant to any such Award until the date of the issuance of a stock certificate to him for such Common Shares or other instrument  of  ownership,  if  any.  Except  as  provided  in
                  Paragraph 15, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such stock certificate or other instrument of ownership, if any, is issued.

                  5. Stock Options. The Committee may grant Stock Options either alone, or in conjunction with Stock Appreciation Rights, Performance Grants or other Awards, either at the time of grant or by amendment thereafter; provided that an Incentive Stock Option may be granted only to an eligible employee of the Company or its parent or subsidiary corporation. Each Stock Option (referred to herein as an "Option") granted under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Option or the Common Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish:

                           (a) The option  price may be equal to or greater than
the fair market value of the Common Shares subject to such option at the time the Option is granted, as determined by the Committee; provided, however, that in the case of an Incentive Stock option granted to such an employee who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of its parent or subsidiary (a "Ten Percent Employee"), such option price shall not be less than 110% of such fair market value at the time the Option is granted; but in no event will such option price be less than the par value of such Common Shares.

                           (b) The  Committee  shall  determine  the  number  of
Common Shares to be subject to each Option. The number of Common Shares subject to an outstanding Option may be reduced on a share-for-share or other appropriate basis, as determined by the Committee, to the extent that Common Shares under such Option are used to calculate the cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, received pursuant to exercise of a Stock Appreciation Right attached to such option, or to the extent that any other Award granted in conjunction with such option is paid.

                           (c)   The   Option   may  not  be   sold,   assigned,
transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, and shall be exercisable during the grantee's lifetime only by him. Unless the Committee determines otherwise, the Option shall not be exercisable for at least twelve months after the date of grant, unless the grantee ceases employment or performance of service before the expiration of such twelve-month period by reason of his disability as defined in Paragraph 12 or his death.

                           (d) The Option shall not be exercisable:

                           (i) in the case of any Incentive Stock Option granted
                  to a Ten Percent Employee, after the expiration of five years from the date it is granted, and, in the case of any other option, after the expiration of ten years from the date it is granted. Any Option may be exercised during such period only at such time or times and in such installments as the Committee may establish;

                           (ii) unless payment in full is made for the shares being acquired thereunder at the time of exercise; such payment shall be made in such form (including, but not limited to, cash, Common Shares, or any combination thereof) as the Committee may determine in its discretion; and

                           (iii) unless the person exercising the Option has been, at all times during the period beginning with the date of the grant of the option and ending no later than the date which is three months prior to the date of such exercise, employed by or otherwise performing services for the Company or an Affiliate, or a corporation, or a parent or subsidiary of a corporation, substituting or assuming the option in a transaction to which Section 425(a) of the Internal Revenue Code of 1986, as amended, or any successor statutory provision thereto (the "Code"), is applicable, except that

                           (A) in the case of any Nonqualified  Stock Option, if
                  such person shall cease to be employed by or otherwise performing services for the Company or an Affiliate solely by reason of a period of Related Employment as defined in Paragraph 14, he may, during such period of Related Employment, exercise the Nonqualified Stock Option as if he continued such employment or performance of service; or

                           (B) if such  person  shall cease such  employment  or
                  performance of services by reason of his disability as defined in Paragraph 12 or early, normal or deferred retirement under a qualified retirement program of the Company or an Affiliate (or such other plan or arrangement as may be approved by the Committee, in its discretion, for this purpose) while holding an option which has not expired and has not been fully exercised, such person, at any time within three years (or such other period determined by the Committee) after the date he ceased such employment or performance of services (but in no event after the option has expired), may exercise the Option with respect to any shares as to which he could have exercised the Option on the date he ceased such employment or performance of services, or with respect to such greater number of shares as determined by the Committee; or

                           (C) if any person to whom an Option has been  granted
                  shall die holding an option which has not expired and has not been fully exercised, his executors, administrators, heirs or distributees, as the case may be, may, at any time within one year (or such other period determined by the Committee) after the date of death (but in no event after the option has expired), exercise the option with respect to any shares as to which the decedent could have exercised the option at the time of his death, or with respect to such greater number of shares as determined by the Committee.

                           (D) in the case of any Nonqualified  Stock Option, if
                  such person shall cease such employment or performance of services by reason of his "termination without cause" (as such term is defined in the employment agreement then in effect between the Company and such person, or if there exists no such employment agreement or no such defined term in any such employment agreement, then as determined by the Committee in its discretion) by the Company or an Affiliate while holding an Option which has not expired and has not been fully exercised, such person, at any time within three years (or such other shorter period as may be determined by the Committee in its discretion or as may be expressly set forth in any such employment agreement) after the date he ceased such employment or performance of services (but in no event after the Option has expired), may exercise the Option with respect to any share as to which he could have exercised the Option on the date he ceased such employment or performance of services, or with respect to such greater number of shares as determined by the Committee.

                           (e) In the case of an  Incentive  Stock  Option,  the
amount of aggregate fair market value of Common Shares (determined at the time of grant of the option pursuant to subparagraph 5 (a) of the Plan) with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year (under all such plans of his employer corporation and its parent and subsidiary corporations) shall not exceed an amount to be determined by the Committee.

                           (f)  It  is  the  intent  of  the  Company  that  the
Nonqualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that the Incentive Stock Options granted under the Plan be consistent with and contain or be deemed to contain all provisions required under Section 422 and the other appropriate provisions of the Code and any implementing regulations (and any successor provisions thereof), and that any ambiguities in construction shall be interpreted in order to effectuate such intent.

                  6. Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights either alone, or in conjunction with Stock Options, Performance Grants or other Awards, either at the time of grant or by amendment thereafter. Each Award of Stock Appreciation Rights granted under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Award of Stock Appreciation Rights or the Common Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish:

                           (a) The  Committee  shall  determine  the  number  of
Common Shares to be subject to each Award of Stock Appreciation Rights. The number of Common Shares subject to an outstanding Award of Stock Appreciation Rights may be reduced on a share for-share or other appropriate basis, as determined by the Committee, to the extent that Common Shares under such Award of Stock Appreciation Rights are used to calculate the cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof received pursuant to exercise of an option attached to such Award of Stock Appreciation Rights, or to the extent that any other Award granted in conjunction with such Award of Stock Appreciation Rights is paid.

                           (b) The Award of Stock Appreciation Rights may not be
sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, and shall be exercisable during the grantees' lifetime only by him. Unless the Committee determines otherwise, the Award of Stock Appreciation Rights shall not be exercisable for at least twelve months after the date of grant, unless the grantee ceases employment or performance of services before the expiration of such twelve-month period by reason of his disability as defined in Paragraph 12 or his death.

                           (c) The Award of Stock Appreciation  Rights shall not
be exercisable:

                           (i) in the case of any  Award  of Stock  Appreciation
                  Rights that are attached to an Incentive Stock option granted to a Ten Percent Employee, after the expiration of five years from the date it is granted, and, in the case of any other Award of Stock Appreciation Rights, after the expiration of ten years from the date it is granted. Any Award of Stock Appreciation Rights may be exercised during such period only at such time or times and in such installments as the Committee may establish;

                           (ii) unless the option or other Award to which the Award of Stock Appreciation Rights is attached is at the time exercisable; and

                           (iii) unless the person exercising the Award of Stock
                  Appreciation Rights has been at all times during the period beginning with the date of the grant thereof and ending no later than the date which is three months prior to the date of such exercise, employed by or otherwise performing services for the Company or an Affiliate, except that

                                    (A)  in  the  case  of any  Award  of  Stock
                  Appreciation Rights (other than those attached to an Incentive Stock Option), if such person shall cease to be employed by or otherwise performing services for the Company or an Affiliate solely by reason of a period of Related Employment as defined in Paragraph 14, he may, during such period of Related Employment, exercise the Award of Stock Appreciation Rights as if he continued such employment or performance of services; or

                                    (B)  if  such   person   shall   cease  such
                  employment or performance of services by reason of his disability as defined in Paragraph 12 or early, normal or deferred retirement under a qualified retirement program of the Company or an Affiliate (or such other plan or arrangement as may be approved by the Committee, in its discretion, for this purpose) while holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such person may, at any time within three years (or such other period determined by the Committee) after the date he ceased such employment or performance of services (but in no event after the Award of Stock Appreciation Rights has expired), exercise the Award of Stock Appreciation Rights with respect to any shares as to which he could have exercised the Award of Stock Appreciation Rights on the date he ceased such employment or performance of services, or with respect to such greater number of shares as determined by the Committee; or

                                    (C) if any  person to whom an Award of Stock
                  Appreciation Rights has been granted shall die holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, his executors, administrators, heirs or distributees, as the case may be, may, at any time within one year (or such other period determined by the Committee) after the date of death (but in no event after the Award of Stock Appreciation Rights has expired), exercise the Award of Stock Appreciation Rights with respect to any shares as to which the decedent could have exercised the Award of Stock Appreciation Rights at the time of his death, or with respect to such greater number of shares as determined by the Committee.

                                    (D)  in  the  case  of any  Award  of  Stock
                  Appreciation Rights (other than those attached to an Incentive Stock Option), if such person shall cease such employment or performance of services by reason of his "termination without cause" (as such term is defined in the employment agreement then in effect between the Company and such person, or if there exists no such employment agreement or no such defined term in any such employment agreement, then as determined by the Committee in its discretion) by the Company or an Affiliate while holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such person, at any time within three years (or such other shorter period as may be determined by the Committee in its discretion or as may be expressly set forth in any such employment agreement) after the date he ceased such employment or performance of services (but in no event after the Award of Stock Appreciation Rights has expired), may exercise the Award of Stock Appreciation Rights with respect to any share as to which he could have exercised the Award of Stock Appreciation Rights on the date he ceased such employment or performance of services, or with respect to such greater number of shares as determined by the Committee.

                           (d) An  Award  of  Stock  Appreciation  Rights  shall
entitle the holder (or any person entitled to act under the provisions of subparagraph 6 (c) (iii) (C) hereof) to exercise such Award or to surrender unexercised the Option (or other Award) to which the Stock Appreciation Right is attached (or any portion of such option or other Award) to the Company and to receive from the Company in exchange therefor, without payment to the Company, that number of Common Shares that have an aggregate, value equal to (or, in the discretion of the Committee, less than) the excess of the fair market value of one share, at the time of such exercise, over the exercise price (or option price, as the case may be) per share, times the number of shares subject to the Award or the Option (or other Award), or portion thereof, which is so exercised or surrendered, as the case may be. The Committee shall be entitled in its discretion to elect to settle the obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash or Other Company Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee, equal to the aggregate value of the Common Shares it would otherwise be obligated to deliver. Any such election by the Committee shall be made as soon as practicable after the receipt by the Committee of written notice of the exercise of the Stock Appreciation Right. The value of a Common Share, Other Company Securities or property, or other forms of payment determined by the Committee for this purpose shall be the fair market value thereof on the last business day next preceding the date of the election to exercise the Stock Appreciation Right, unless the Committee, in its discretion, determines otherwise.

                           (e) A Stock  Appreciation  Right may provide  that it
shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of the Stock Appreciation Right or of the released option (or other Award), or such other date as specified by the Committee, if at such time such Stock Appreciation Right has a positive value. Such deemed exercise shall be settled or paid in the same manner as a regular exercise thereof as provided in subparagraph 6 (d) hereof.

                           (f) No fractional  shares may be delivered under this
Paragraph 6, but in lieu thereof a cash or other adjustment shall be made as determined by the Committee in its discretion.

                  7. Restricted Stock. Each Award of Restricted Stock under the Plan shall be evidenced by an instrument in such form as the committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, shall establish:

                           (a) The  Committee  shall  determine  the  number  of
Common Shares to be issued to a participant pursuant to the Award, and the extent, if any, to which they shall be issued in exchange for cash, other consideration, or both.

                           (b)  Common  Shares   issued  to  a  participant   in
accordance with the Award may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, or as otherwise determined by the Committee, for such period as the Committee shall determine, from the date on which the Award is granted (the "Restricted Period"). The Company will have the option to repurchase the shares subject to the Award at such price as the Committee shall have fixed, in its discretion, when the Award was made or amended thereafter, which option will be exercisable (i) if the participant's continuous employment or performance of services for the Company and its Affiliates shall terminate for any reason, except solely by reason of a period of Related Employment as defined in Paragraph 14, or except as otherwise provided in subparagraph 7(c), prior to the expiration of the Restricted Period, (ii) if, on or prior to the expiration of the Restricted Period or the earlier lapse of such repurchase option, the participant has not paid to the Company an amount equal to any federal, state, local or foreign income or other taxes which the Company determines is required to be withheld in respect of such shares, or (iii) under such other circumstances as determined by the Committee in its discretion. Such repurchase option shall be exercisable on such terms, in such manner and during such period as shall be determined by the Committee when the Award is made or as amended thereafter. Each certificate for Common Shares issued pursuant to a Restricted Stock Award shall bear an appropriate legend referring to the foregoing repurchase option and other restrictions and to the fact that the shares are partly paid, shall be deposited by the Award Holder with the Company, together with a stock power endorsed in blank, or shall be evidenced in such other manner permitted by applicable law as determined by the Committee in its discretion. Any attempt to dispose of any such Common Shares in contravention of the foregoing repurchase option shall be null and void and without effect. If Common Shares issued pursuant to a Restricted Stock Award shall be repurchased pursuant to the repurchase option described above, the participant, or in the event of his death, his personal representative, shall forthwith deliver to the Secretary of the Company the certificates for the Common Shares awarded to the participant, accompanied by such instrument of transfer, if any, as may reasonably be required by the Secretary of the Company. If the repurchase option described above is not exercised by the Company, such option and the restrictions imposed pursuant to the first sentence of this subparagraph 7(b) shall terminate and be of no further force and effect.

                           (c) If a  participant  who  has  been  in  continuous
employment or performance of services for the Company or an Affiliate since the date on which a Restricted Stock Award was granted to him shall, while in such employment or performance of services, die, or terminate such employment or performance of services by reason of disability as defined in Paragraph 12 or by reason of early, normal or deferred retirement under a qualified retirement program of the Company or an Affiliate (or such other plan or arrangement as may be approved by the Committee in its discretion, for this purpose) and any of such events shall occur after the date on which the Award was granted to him and prior to the end of the Restricted Period of such Award, the Committee may determine to cancel the repurchase option (and any and all other restrictions) on any or all of the Common Shares subject to such Award; and the repurchase option shall become exercisable at such time as to the remaining shares, if any.

                  8. Performance Awards.

                           (a) Performance  Awards  Generally.  The Committee is
authorized to grant Performance Awards on the terms and conditions specified in this Section 8. Performance Awards may be denominated as a cash amount, number of Common Shares, or specified number of other Awards (or a combination) which may be earned upon achievement or satisfaction of performance conditions specified by the Committee. In addition, the Committee may specify that any other Award shall constitute a Performance Award by conditioning the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Section 8(b) in the case of a Performance Award intended to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code.

                           (b) Performance  Awards Granted to Covered Employees.
If the Committee determines that a Performance Award to be granted to a participant who is designated by the Committee as likely to be a "covered employee" under Code Section 162(m) ("Covered Employee") should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of a preestablished performance goal and other terms set forth in this Section 8(b).

                           (i) Performance Goal Generally.  The performance goal
                  for  such  Performance  Awards  shall  consist  of one or more
                  business   criteria   and  a  targeted   level  or  levels  of
                  performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). The performance goal shall be objective and shall otherwise meet the requirements of Code Section 162(m) and the regulations thereunder (including Regulation 1. 162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one participant or to different participants.

                           (ii) Business Criteria.  One or more of the following
                  performance measures for the Company, determined on a consolidated basis, and/or for specified subsidiaries or affiliates or other business units of the Company, shall be used by the Committee in establishing performance goals for such Performance Awards: (1) revenues, net revenues or comparable sales; (2) earnings from operations, earnings before or after taxes, earnings before or after interest, depreciation, amortization or extraordinary or special items;
                  (3) earnings as calculated under any of the measures in (2) above, determined on a per common share basis (basic or diluted); (4) return on assets, return on investment, return on capital, or return on equity; (5) operating margin or profit margin; and (6) stock price or stockholder return. The Compensation Committee may specify that any such performance measures will be calculated before or after extraordinary or nonrecurring items, before or after changes in accounting principles or standards, before or after restructuring charges, before or after revenues, operations, earnings or losses of discontinued operations or acquisitions, or before or after Awards under this plan or other incentive compensation. The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies.

                           (iii) Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to one year or more than one year, as specified by the Committee. A performance goal shall be established not later than the earlier of (A) 90 days after the beginning of any performance period applicable to such Performance Award or (B) the time 25% of such performance period has elapsed.

                           (iv) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii). The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria,

                           (v) Settlement of Performance  Awards;  Limitation on
                  Award Amount; Other Terms. Settlement of such Performance Awards shall be in cash, Common Shares, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, increase or reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 8(b). Any settlement which changes the form of payment from that originally specified shall be implemented in a manner such that the Performance Award and other related Awards do not, solely for that reason, fail to qualify as "performance-based compensation" for purposes of Code Section 162(m). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the participant or other event (including a Change in Control) prior to the end of a performance period or settlement of such Performance Awards. However, subject to adjustment in accordance with Paragraph 15 hereof, no Covered Employee may be granted a Performance Award under this Paragraph 8(b) for an amount greater than the following limitation: (A) if the Award is for performance over a period of one year or less, such Performance Award shall not be for an amount greater than the lesser of $10 million or ten times such person's annual base salary in effect as of the date of the commencement of the performance period and (B) if the Award is for a performance period of more than one fiscal year, such Performance Award shall not be for an amount in excess of the amount determined under (A) above multiplied by the number of years and fractions of a year comprising the performance period.

                           (c)  Written  Determinations.  Determinations  by the
Committee as to the establishment of performance goals, the amount potentially payable in respect of Performance Awards, the level of actual achievement of the specified performance goals relating to Performance Awards, and the amount of any final Performance Award shall be recorded in writing in the case of Performance Awards intended to qualify under Code Section 162(m). Specifically, the Committee shall certify in writing, in a manner conforming to applicable regulations under Code Section 162(m), prior to settlement of each such Performance Award granted to a Covered Employee, that the performance objective relating to the Performance Award and other material terms of the Performance Award upon which settlement of the Performance Award was conditioned have been satisfied.

                  9. Deferral of Compensation. The Committee shall determine whether or not an Award shall be made in conjunction with deferral of the participant's salary, bonus or other compensation, or any combination thereof, and whether or not such deferred amounts may be:

                           (i)   forfeited   to   the   Company   or  to   other
                  participants, or any combination thereof, under certain circumstances (which may include, but need not be limited to, certain types of termination of employment or performance of services for the Company and its Affiliates),

                           (ii) subject to increase or decrease in value based upon the attainment of or failure to attain, respectively, certain performance measures and/or

                           (iii) credited with income equivalents (which may include, but need not be limited to, interest, dividends or other rates of return) until the date or dates of payment of the Award, if any.

                  10. Deferred Payment of Awards. The Committee may specify that the payment of all or any portion of cash, Common Shares, Other Company Securities or property, or any other form of payment, or any combination thereof, under an Award shall be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms, as the Committee shall determine in its discretion. Deferred payments of Awards may be made by undertaking to make payment in the future based upon the performance of certain investment equivalents (which may include, but need not be limited to, government securities, Common Shares, other securities, property or consideration, or any combination thereof), together with such additional amounts of income equivalents (which may be compounded and may include, but need not be limited to, interest, dividends or other rates of return, or any combination thereof) as may accrue thereon until the date or dates of payment, such investment equivalents and such additional amounts of income equivalents to be determined by the Committee in its discretion.

                  11. Amendment of Awards Under the Plan. The terms of any outstanding Award under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate (including but not limited to, acceleration of the date of exercise of any Award and/or payments thereunder); provided that no such amendment shall adversely affect in a material manner any right of a participant under the Award without his written consent unless the Committee determines in its discretion that there have occurred or are about to occur significant changes in the participant's position, duties or responsibilities, or significant changes in economic, legislative, regulatory, tax, accounting or cost/benefit conditions which are determined by the Committee in its discretion to have or to be expected to have a substantial effect on the performance of the company, or any subsidiary, affiliate, division or department thereof, on the Plan or on any Award under the Plan.

                  12. Disability. For the purposes of this Plan, a participant shall be deemed to have terminated his employment or performance of services for the Company and its affiliates by reason of disability, if the Committee shall determine that the physical or mental condition of the participant by reason of which such employment or performance of services terminated was such at that time as would entitle him to payment of monthly disability benefits under the Long Term Disability Benefit Plan in effect as of the date of adoption of this Plan, or, if the participant is not eligible for both benefits under such plan, under any similar disability plan of the Company or an Affiliate in which he is a participant. If the participant is not eligible for benefits under any disability plan of the Company or an Affiliate in which he is a participant, he shall be deemed to have terminated such employment or performance of services by reason of disability if the Committee shall determine that his physical or mental condition would entitle him to benefits under the Company's Long Term Disability Benefit Plan if he were eligible therefor.

                  13. Termination of a Participant. For all purposes under the Plan, the Committee shall determine whether a participant has terminated employment by or the performance of services for the Company and its Affiliates; provided, however, that transfers between the Company and an Affiliate or between Affiliates, and approved leaves of absence shall not be deemed such a termination.

                  14. Related Employment. For the purposes of this Plan, Related Employment shall mean the employment or performance of services by an individual for an employer that is neither the Company nor an Affiliate, provided that (i) such employment or performance of services is undertaken by the individual at the request of the Company or an Affiliate, (ii) immediately prior to an undertaking of such employment or performance of services, the individual was employed by or performing services for the Company or an Affiliate or was engaged in Related Employment as herein defined and (iii) such employment or performance of services is in the best interests of the Company and is recognized by the Committee, in its discretion, as Related Employment for purposes of this Paragraph 14. The death or disability of an individual during a period of Related Employment as herein defined shall be treated, for purposes of this Plan as if the death or onset of disability has occurred while the individual was employed by or performing services for the Company or an Affiliate.

                  15. Dilution and Other Adjustments; Change in Control.

                           (a) In the  event of any  change  in the  outstanding
Common Shares of the Company by reason of any stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination or exchange of shares, a sale by the Company of all or part of its assets, any distribution to shareholders other than a normal cash dividend, or other extraordinary or unusual event, if the Committee shall determine, in its discretion, that such change equitably requires the adjustment in the terms of any Award or the number of Common Shares available for Awards, such adjustment may be made by the Committee and shall be final, conclusive and binding for all purposes of the Plan.

                           (b)  With  respect  to   Restricted   Stock   Awards,
restrictions on said Restricted Stock Awards shall lapse upon a Change in Control Event. With respect to Stock Options and Stock Appreciation Rights, said Stock Options and Stock Appreciation Rights shall become immediately exercisable and fully vested upon a Change in Control Event. With respect to Performance Grants, upon a Change in Control Event, payment shall be made with respect to a Performance Grant based on the assumption that the performance achievement specified in the Award would have been attained by the end of the performance cycle. With respect to all other Awards, the effect of a Change in Control Event thereon shall be as determined from time to time by the Committee. For purposes of this Plan, a "Change in Control Event" shall mean: (i) the acquisition
(including as a result of a merger) by any "person" (as such term is used in sections 3(a)(9), 13(d) and 14(d) of the Exchange Act, or persons "acting in concert" (which for purposes of this Plan shall include two or more persons voting together on a consistent basis pursuant to an agreement or understanding between them to act in concert and/or as a "group" within the meaning of Sections 13 (d) (3) and 14 (d) (2) of the Exchange Act), other than the Company or any of its subsidiaries, or JUSCO (U.S.A.), Inc. or any of its subsidiaries or "affiliates" (as such term is defined in Rule 12b-2 under the Exchange Act) (collectively, an "Acquiring Person"), of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 25 percent of the combined voting power of the then outstanding securities of the Company entitled to then vote generally in the election of directors of the Company, and no other stockholder is the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of a percentage of such securities higher than that held by the Acquiring Person; or (ii) individuals, who, as of 1993, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided that any individual becoming a director subsequent to November 18, 1993, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the incumbent Board, but excluding, as a member of the Incumbent Board, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) and further excluding any individual who is an "affiliate", "associate" (as such terms are defined in Rule 12b-2 under the Exchange Act) or designee of an Acquiring Person having or proposing to acquire beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 10 percent of the combined voting power of the then outstanding securities of the Company entitled to then vote generally in the election of directors of the Company.

                  16. Designation of Beneficiary by Participant. A participant may name a beneficiary to receive any payment in which he may be entitled in respect of any Award under the Plan in the event of his death, on a written form to be provided by and filed with the Committee, and in a manner determined by the Committee in its discretion. The Committee reserves the right to review and approve beneficiary designations. A participant may change his beneficiary from time to time in the same manner, unless such participant has made an irrevocable designation. Any designation of beneficiary under the Plan (to the extent it is valid and enforceable under the applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Committee in its discretion. If no designated beneficiary survives the participant and is living on the date on which any amount becomes payable to such participant's beneficiary, such payment will be made to the legal representative of the participant's estate, and the term "beneficiary" as used in the Plan shall be deemed to include such person or persons. If there is any question as to the legal right of any beneficiary to receive a distribution under the Plan, the Committee in its discretion may determine that the amount in question be paid to the legal representatives of the estate of the participant, in which event the Company, the Board and the Committee and the members thereof will have no further liability to anyone with respect to such amount.

                  17. Financial Assistance. If the Committee determines that such action is advisable, the Company may assist any person to whom an Award has been granted in obtaining financing from the Company under The Talbots Inc. Stock Purchase Assistance Plan (or other program of the Company or one of its Affiliates approved pursuant to applicable law), or from a bank or other third party, on such terms as are determined by the Committee, and in such amount as is required to accomplish the purposes of the Plan, including, but not limited to, to permit the exercise of an Award, the participation therein, and/or the payment of any taxes in respect thereof. Such assistance may take any form that the Committee deems appropriate, including, but not limited to, a direct loan from the Company or an Affiliate, a guarantee of the obligation by the Company or an Affiliate, or the maintenance by the Company or an Affiliate of deposits with such bank or third party.

                  18. Miscellaneous Provisions.

                           (a) No employee or other  person shall have any claim
or right to be granted an Award under the Plan. Determinations made by the committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such eligible individuals are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any employee or other person any right to continue to be employed or perform services for the Company or any Affiliate, and the right to terminate the employment of or performance of service by any participant at any time and for any reason is specifically reserved.

                           (b) No  participant  or other  person  shall have any
right with respect to the Plan, the Common Shares reserved for issuance under the Plan or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan and the Award applicable to such recipient (and each person claiming under or through him) have been met.

                           (c) Except as may be approved by the Committee  where
such approval shall not adversely affect compliance of the Plan with Rule 16b-3 under the Exchange Act, a participant's rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a participant's death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, provided, however, that any option or similar right (including, but not limited to, a Stock Appreciation Right) offered pursuant to the Plan shall not be transferable other than by will or the laws of descent and distribution and shall be exercisable during the participant's lifetime only by him.

                           (d) No Common  Shares,  Other  Company  Securities or
property, other securities or property, or other forms of payment shall be issued hereunder with respect to any Award unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

                           (e) It is the  intent  of the  Company  that the Plan
comply in all respects with Rule 16b-3 under the Exchange Act, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3.

                           (f) The  Company  and its  Affiliates  shall have the
right to deduct from any payment made under the Plan any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to issue Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any Award under the Plan, that the participant (or any beneficiary or person entitled to act) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof. Notwithstanding anything in the Plan to the contrary, the Committee may, in its discretion, permit an eligible participant (or any beneficiary or person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Committee shall deem to be appropriate (including, but not limited to, by authorizing the Company to withhold, or agreeing to surrender to the Company on or about the date such tax liability is determinable, Common Shares, Other Company Securities or property, other securities or property, or other forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such person, having a fair market value equal to the amount of such taxes).

                           (g) The  expenses  of the Plan  shall be borne by the
Company. However, if an Award is made to an individual employed by or performing services for an Affiliate,

                           (i) if such  Award  results in payment of cash to the
                  participant, such Affiliate shall pay to the Company an amount equal to such cash payment; and

                           (ii) if the  Award  results  in the  issuance  by the
                  Company to the participant of Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, such Affiliate shall pay to the Company an amount equal to the fair market value thereof, as determined by the Committee, on the date such shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, are issued (or, in the case of the issuance of Restricted Stock or of Common Shares, Other company Securities or property, or other securities or property, or other forms of payment subject to transfer and forfeiture conditions, equal to the fair market value thereof on the date on which they are no longer subject to applicable restrictions), minus the amount, if any, received by the Company in respect of the purchase of such Common Shares, Other Company Securities or property, other securities or property or other forms of payment, or any combination thereof.

                           (h) The Plan shall be unfunded. The Company shall not
be required to establish any special or separate fund or to make any segregation of assets to assure the payment of any Award under the Plan, and the rights to the payment of Awards shall be no greater than the rights of the Company's general creditors.

                           (i) By accepting any Award or other benefit under the
Plan, each Participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee or its delegates.

                           (j) Fair market  value in relation to Common  Shares,
Other Company Securities or property, other securities or property or other forms of payment of Awards under the Plan, or any combination thereof as of any specific time shall mean such value as determined by the Committee in accordance with applicable law.

                           (k) The masculine  pronoun  includes the feminine and
the singular includes the plural wherever appropriate.

                           (l) The  appropriate  officers of the  Company  shall
cause to be filed any reports, returns or other information regarding Awards hereunder or any Common Shares issued pursuant hereto as may be required by
Section 13 or 15(d) of the Exchange Act (or any successor provision) or any other applicable statute, rule or regulation.

                           (m)  The  validity,   construction,   interpretation,
administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to Awards granted under the Plan, shall be governed by the substantive laws, but not the choice of law rules, of the Commonwealth of Massachusetts.

                  19. Plan Amendment or Suspension. The Plan may be amended or suspended in whole or in part at any time and from time to time by the Board, but no amendment shall be effective unless and until the same is approved by shareholders of the Company where the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 under the Exchange Act and with other applicable law. No amendment of the Plan shall adversely affect in a material manner any right of any participant with respect to any Award theretofore granted without such participant's written consent, except as permitted under Paragraph 11.

                  20. Plan Termination. This Plan shall terminate upon the earlier of the following dates or events to occur:

                           (a) upon the  adoption of a  resolution  of the Board
terminating the Plan; or

                           (b) ten  years  from the  date the Plan is  initially
approved and adopted by the shareholders of the Company in accordance with Paragraph 22 hereof; provided, however, that the Board may, prior to the expiration of such ten-year period, extend the term of the Plan for an additional period of up to five years for the grant of Awards other than Incentive Stock Options. No termination of the Plan shall materially alter or impair any of the rights or obligations of any person, without his consent, under any Award theretofore granted under the Plan, except that subsequent to termination of the Plan, the Committee may make amendments permitted under Paragraph 11.

                  21. Registration Rights. The Company covenants and agrees as follows:

                           (a) Definitions. For purposes of this Paragraph 21:

                           (i) the term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Act"), and the declaration or ordering of effectiveness of such registration statement or document;

                           (ii) the term "Registrable Securities" means any Common Shares issuable pursuant to the grant of Restricted Stock or pursuant to the exercise of Stock Options.

                           (iii) the term  "Form  S-8" means such form under the
                  Act as in effect on the date hereof or any successor registration statement form under the Act subsequently adopted by the Securities and Exchange Commission (the "SEC") which permits inclusion or incorporation of substantial information by reference or other documents filed by the Company with the SEC to the same extent as Form S-8 on the date hereof.

                           (b) Form S-8 Registration.  The Company shall use its
best efforts to effect as soon as practicable the registration on Form S-8 of all Common Shares issuable pursuant to awards of Restricted Stock or pursuant to exercise of Stock options granted hereunder in connection with such registration, the Company shall, as expeditiously as reasonably practicable:

                           (i) Prepare and file with the SEC within 180 days of the Company's initial public offering, a Form S-8 registration statement with respect to the Registrable Securities, and use its best efforts to cause such registration statement to become effective and to keep such registration statement effective until the resale restrictions under the Form S-8 registration statement for all shares of Restricted Stock granted hereunder are no longer in effect and the earlier to occur of (A) the issuance of all shares authorized for issuance hereunder, or (B) the exercise in full of all Stock Options awarded hereunder which shall have been outstanding on the date this Plan shall terminate, or (C) the expiration of the unexercised portion of all Stock Options awarded hereunder which shall have been outstanding on the date this Plan shall terminate.

                           (ii) Prepare and file with the SEC such amendments and supplements and appendices to such registration statement and to amend and supplement the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the grant of the issuance of the Registrable Securities covered by such registration statement.

                           (iii)  Prepare  and  file  with  the New  York  Stock
                  Exchange, Inc. (the "Exchange") an additional listing application for the listing, upon official notice of issuance, of such Registrable Securities for trading on the Exchange and use its best efforts to cause such additional listing application to be approved by the Exchange.

                           (c)  Expenses.  All expenses  incurred in  connection
with the registration, filings and listing application described in clause (b) of this Paragraph 21 shall be borne by the Company, including (without limitation) all registration and filing fees, printers, and accounting fees, and fees and disbursements for counsel for the Company.

                  22. Shareholder Adoption. The Plan shall be submitted to the shareholders of the Company for their approval and adoption at a meeting to be held on or before May 30, 1993 or at any adjournment thereof. The Plan shall not be effective and no Award shall be made hereunder unless and until the Plan has been so approved and adopted. The shareholders shall be deemed to have approved and adopted the Plan only if it is approved and adopted at a meeting of the shareholders duly held by vote taken, or approved and adopted by written consent of shareholders, in each case in the manner required by the laws of the State of Delaware.